UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 12, 2026

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Change to Late Exchange Consideration in Exchange Offer and Consent Solicitation
On November 12, 2026, JELD-WEN Holding, Inc. (the “Company”) issued a press release announcing a change to the Late Exchange Consideration (as defined in the press release) in the previously announced exchange offer and consent solicitation (together with the related transactions, the “Transactions”) relating to the 4.875% Senior Notes due 2027 issued by JELD-WEN, Inc.
A copy of the press release announcing such change to the Late Exchange Consideration is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information furnished in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by JELD-WEN Holding, Inc. dated November 12, 2026, announcing a change to the Late Exchange Consideration in the Exchange Offer and the Consent Solicitation.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

FORWARD-LOOKING STATEMENTS
Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by our use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements about the consummation of the Transactions and the expected benefits therefrom, our business strategies and ability to execute on our plans, market potential, future financial performance and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Such factors include, but are not limited to, the Company’s ability to consummate the Transactions; the Company’s ability to execute and realize the expected benefits of the Transactions; the impact of the Transactions on the market price of the Company’s securities; litigation, including the outcome of any legal proceedings that may be instituted against the Company or others relating to the Transactions; diversion of management’s attention away from the Company’s business on account of the Transactions; the Company’s ability to raise additional capital in the future; the risk that an insufficient number of eligible participants participate in the Transactions; the Company’s ability to obtain the support and consent of the lenders under its asset-based revolving credit facility to participate in the Transactions; if the Transactions are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to the Company on acceptable terms, or at all, which in turn may impact the Company’s ability to continue as a going concern; the adverse impact of failing to consummate the Transactions or otherwise deleveraging on the Company’s financial condition, business prospects and the market price of the Company’s securities; and the factors disclosed in the Company’s filings with the U.S. Securities and

Exchange Commission from time to time, including, without limitation, those factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Quarterly Reports on Form 10-Q filed in 2026.
The forward-looking statements are made as of the date hereof, and the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2026		JELD-WEN HOLDING, INC.

	By:	/s/ Samantha L. Stoddard
Samantha L. Stoddard
Executive Vice President and Chief Financial Officer